UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

FIRST STATE GLOBAL LISTED

INFRASTRUCTURE FUND

CLASS I

ANNUAL REPORT

October 31, 2017

First State Global Listed Infrastructure Fund

October 31, 2017

Dear shareholder,

We are pleased to present the inaugural annual report for the First State Global Listed Infrastructure Fund (NASDAQ: FLIIX), (the “Fund”); covering the fiscal period from its inception on February 28, 2017 to October 31, 2017.

The following table provides a summary of the Fund’s performance over this period compared to the FTSE Global Core Infrastructure 50/50 Net Index, the Fund’s benchmark.

Period	Fund (net of fees)	Fund (gross of fees)	FTSE Global Core Infrastructure 50/50 Net Index
3 Month	1.36%	1.64%	1.52%
6 Month	6.99%	7.45%	7.50%
Since Inception*	11.70%	12.43%	11.71%

* The Fund commenced operations on February 28, 2017. As of the Fund’s most recently filed Prospectus, gross annual fund operating expenses were 2.97% and net annual fund operating expenses were 1.09%. Expenses are based on estimated amounts for the current fiscal year.

For reference purposes, the MSCI World Index (Net TR) returned 4.32% over the past three months; 9.50% over the past six months, and 12.30% over the fiscal period.

The Fund provides investors with exposure to a broad range of global listed infrastructure assets, including toll roads, airports, ports, railroads, utilities, pipelines, energy storage and mobile towers. These assets share common characteristics, like barriers to entry and pricing power, which can provide investors with inflation-protected income and steady capital growth.

Over the long run, listed infrastructure has the potential to provide investors with most of the upside in rising equity markets, while offering protection from falling ones. This pattern of performance is underpinned by listed infrastructure assets’ consistently strong pricing power, predictable cash flows and relative immunity to economic cycles. These factors tend to support infrastructure earnings at times when more cyclical businesses can struggle.

During the fiscal period, February 28, 2017 through October 31, 2017, global financial markets have rallied against a backdrop of upbeat economic data, growing investor confidence and earnings upgrades. The Fund performed as expected, delivering most of the upside during this period of rising markets. The best performing Fund holdings over this period were volume-sensitive infrastructure companies such as toll roads, railways and ports, which benefit most from the rising levels of activity associated with a healthy economic environment.

The Fund portfolio’s geographically diversified toll road holdings performed consistently well. In Europe, investors welcomed the prospect of a merger between Italian operator Atlantia and Spanish peer Abertis. The proposed transaction would create one of the world’s largest infrastructure groups and achieve several positive aims for both companies, including better diversification of earnings and reduced re-investment risk. Channel Tunnel operator, Eurotunnel, was supported by several tailwinds, including well-received earnings numbers; substantial savings on its financing costs owing to a successful debt refinancing operation in May 2017; the perception of a stabilising political backdrop following Macron’s victory in the French presidential election; and an improving economic environment. Brazil’s CCR and China’s Jiangsu Expressway also gained on the back of healthy traffic volumes, solid earnings numbers and improving investor sentiment towards emerging markets.  Australian toll road operator, Transurban, announced robust 2017 financial year earnings results, underpinned by continued traffic growth and contracted tolling increases of inflation or better.

Railroad stocks also contributed positively to relative returns over the period from February 28, 2017 through October 31, 2017. U.S. freight rail operators, including Union Pacific and Norfolk Southern, were buoyed by expectations that strengthening economic fundamentals would translate into stronger volume growth and improved pricing over coming quarters. Central Japan Railway and East Japan Railway outperformed as strong employment and rising tourism numbers were reflected in robust shinkansen (bullet train) passenger volumes.

Port companies with China exposure, including China Merchants Ports and COSCO Shipping Ports, were buoyed by rapid volume growth on Asia / Europe routes. Japanese peer, Kamigumi, also rallied on better than expected earnings and strong Japanese GDP growth.

Portfolio holdings in U.S. mobile tower stocks, which are positioned to benefit from structural growth in demand for mobile data, were buoyed by an increasingly optimistic outlook for 2017 earnings; and the announcement that the U.S. government will use AT&T to build a wireless-based First-Responder Network in the U.S. In October, the breakdown of merger talks between cellphone companies Sprint and T-Mobile also helped, removing a perceived headwind to U.S. towers’ growth rates.

Stock selection within the electric utilities sector was a positive driver of relative performance. The best performing U.S. utilities included those deriving earnings growth from investment in wind and solar energy generation. American Electric Power announced plans to purchase a substantial wind farm and build a transmission line to connect to its customer base.  Xcel Energy (which the Fund recently sold after strong share price gains) put forward a proposal for renewables-focused generation projects in Colorado and the retirement of two coal units.  NextEra Energy, whose businesses include the world's largest generator of solar and wind energy, also outperformed. Hong Kong-listed Power Assets Holdings, which owns a UK- and Australia-focused portfolio of utility assets, also helped relative performance. The stock climbed following the long-awaited announcement of a special dividend, equivalent to ~11% of its pre-announcement share price.

One area of disappointment during this period has been the energy pipelines sector. Although recent earnings results have been largely in line with expectations, investors have grown concerned about delays to planned construction projects and weakness in crude oil and Natural Gas Liquids margins. Portfolio holdings such as Kinder Morgan and Enterprise Products Partners own and operate large-scale, long-life, cash generative pipeline networks, and are now trading at very appealing valuation multiples.

Positioning
We manage the Fund using a disciplined, bottom-up investment process with an equal emphasis on quality and value, which aims to identify mispricing. As a result, portfolio positioning tends to be an outcome of stock selection.

The Fund’s largest overweight position is in the toll road sector, which contains high quality companies with inflation-linked pricing and high barriers to entry.  We are attracted to their reasonable valuation multiples and well-supported dividend yields of between 3% and 5%.  Long-term, structural factors, such as urbanization and traffic congestion, are likely to underpin growing demand.

Railroads represent the Fund’s second-largest overweight position.  Japan’s stable, low beta passenger rail stocks are trading at appealing valuations, and operating against an improving economic backdrop.  U.S. freight rail operators are unique and valuable franchises with strong pricing power, and the ability to grow earnings over time by improving operational efficiency.

The Fund has an underweight exposure to utilities. Holdings in this sector are focused on companies such as NextEra Energy and Dominion Energy, which are deriving low risk earnings growth by investing in transmission network enhancements and growth in renewables.

The Fund’s largest underweight exposure is the airport sector which continues to trade at valuation multiples that they find difficult to justify on fundamentals.  The portfolio has retained some exposure to European, Japanese and Mexican airports, where valuations are more reasonable.

Conclusion
Our outlook for the portfolio is positive. Investment fundamentals across the global listed infrastructure asset class remain robust. Balance sheets are generally healthy, with prudent borrowing levels in most regions. Conservative payout ratios, typically between 60% and 70%, provide well-managed infrastructure companies with scope to raise dividend payments from current levels.

High corporate confidence and pension fund appetite continues to drive demand for listed infrastructure assets, as indicated by recent or proposed deals in the toll road, energy pipeline, utilities and mobile tower sectors.

We view valuations today as being fair, with clearly under-priced listed infrastructure assets having become harder to find over the past two years. That said, it remains possible to identify mispricing opportunities both between and within sectors, providing opportunities for successful active managers to create alpha.

Sincerely,

The First State Investments Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies.  The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment.  Investing in master limited partnerships (“MLPs”) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  Risks inherent in the structure of MLPs, include complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  Since the Fund’s investments are comprised of companies in the same industry or group of industries, the Fund may be subject to greater volatility than a fund that invests in a wider variety of industries.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments in this report for complete Fund holdings.

Current and future portfolio holdings are subject to risk.

The FTSE Global Core Infrastructure 50/50 Net Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors – 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalisation.

The MSCI World Index is designed to represent the performance of large- and mid-cap stocks across 23 developed markets.  As of September 2017, the index covered approximately 85% of the free float-adjusted market capitalization in each country.

Cash flow is defined as operating cash flows less maintenance capital expenditure.

Beta is a measure of volatility relative to the market.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

FIRST STATE GLOBAL LISTED INFRASTRUCTURE FUND

Comparison of the change in value of a $1,000,000 investment in the

First State Global Listed Infrastructure Fund - Class I vs. the FTSE Global Core

Infrastructure 50/50 Net Index

Total Return:	Since Inception[1]
First State Global Listed Infrastructure Fund - Class I	11.70%
FTSE Global Core Infrastructure 50/50 Net Index	11.71%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-898-5040.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 30 days or less.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The FTSE Global Core Infrastructure 50/50 Net Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.  The constituent weights for this index are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers.  Company weights within each group are adjusted in proportion to their investable market capitalization.

[1] The Fund commenced operations on February 28, 2017.

First State Global Listed Infrastructure Fund

Sector Allocation of Portfolio Assets at October 31, 2017 (Unaudited)

14.5%
42.5%
37.2%
5.8%
Energy
Industrials
Real Estate
Utilities

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First State Global Listed Infrastructure Fund

Schedule of Investments
at October 31, 2017

Shares		Value
	COMMON STOCKS: 88.92%
	Airport Services - 1.83%
278	Aena SA^	$51,006
3,000	Grupo Aeroportuario del Pacifico SAB de CV - Class B^	28,525
900	Japan Airport Terminal Co., Ltd.^	31,991
		111,522
	Construction & Engineering - 1.73%
1,079	VINCI SA^	105,718

	Electric Utilities - 24.27%
1,522	Alliant Energy Corp.	65,842
2,479	American Electric Power Company, Inc.	184,462
1,228	Eversource Energy	76,922
4,855	Great Plains Energy, Inc.	159,390
4,800	Hydro One Ltd.^	84,868
1,630	NextEra Energy, Inc.	252,764
3,888	PG&E Corp.	224,610
16,000	Power Assets Holdings Ltd.^	138,706
4,461	Southern Co.	232,864
3,394	SSE plc^	62,334
		1,482,762
	Gas Utilities - 3.67%
6,900	Osaka Gas Co., Ltd.^	133,646
1,892	UGI Corp.	90,551
		224,197
	Highways & Railtracks - 18.16%
4,208	Abertis Infraestructuras SA^	91,014
8,154	Atlantia SpA^	265,825
31,200	CCR SA^	173,201
11,261	Groupe Eurotunnel SE^	141,536
92,000	Jiangsu Expressway Co. Ltd. - Class H^	141,053
31,949	Transurban Group^	296,993
		1,109,622
	Marine Ports & Services - 2.17%
8,000	China Merchants Port Holdings Co. Ltd.^	25,025
64,000	COSCO SHIPPING Ports Ltd.^	74,169
1,400	Kamigumi Co., Ltd.^	33,515
		132,709
	Multi-Utilities - 13.98%
3,625	Dominion Energy, Inc.	294,132
41,118	National Grid plc^	494,954
2,453	NiSource, Inc.	64,686
		853,772

First State Global Listed Infrastructure Fund

Schedule of Investments
at October 31, 2017

Shares		Value
	Oil & Gas Storage & Transportation - 10.31%
4,715	Enbridge, Inc.^	$181,203
21,200	Kinder Morgan, Inc.	383,932
1,491	Koninklijke Vopak NV^	64,535
		629,670
	Railroads - 12.80%
800	Central Japan Railway Co.^	145,317
1,800	CSX Corp.	90,774
3,000	East Japan Railway Co.^	290,939
925	Norfolk Southern Corp.	121,563
1,154	Union Pacific Corp.	133,622
		782,215
	TOTAL COMMON STOCKS (Cost $5,220,400)	5,432,187

	MLP INVESTMENTS: 3.96%
	Oil & Gas Storage & Transportation - 3.96%
4,879	Enterprise Products Partners, LP	119,535
6,115	Plains All American Pipeline, LP	122,117
		241,652
	TOTAL MLP INVESTMENTS (Cost $266,056)	241,652

	REITS: 5.72%
	Real Estate - 5.72%
1,659	American Tower Corp.	238,348
583	Crown Castle International Corp.	62,428
311	SBA Communications Corp.*	48,883
		349,659
	TOTAL REITS (Cost $298,957)	349,659

	Total Investments in Securities (Cost $5,785,413): 98.60%	6,023,498
	Other Assets in Excess of Liabilities: 1.40%	85,443
	Net Assets: 100.00%	$6,108,941

* Non-income producing security.
^ Foreign issuer.

LP	Limited Partnership
Ltd.	Company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is the Dutch phrase for a public company.
plc	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SAB de CV	Sociedad Anonima de Capital Variable which is the most formal business structure in Mexico.
SE	Company is a European company.
SpA	Società per Azioni is the Italian term for a limited share company.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	% of Net Assets
United States	49.97%
Japan	10.40%
United Kingdom	9.12%
Australia	4.86%
Canada	4.36%
Italy	4.35%
France	4.05%
China	3.93%
Brazil	2.84%
Spain	2.32%
Hong Kong	2.27%
Netherlands	1.06%
Mexico	0.47%
100.00%

First State Global Listed Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2017

ASSETS
Investments, at market value (cost $5,785,413)	$6,023,498
Foreign cash, at value (cost $61,294)	61,058
Receivables
Securities sold	87,974
Dividends and interest	14,825
Dividend tax reclaim	2,772
Due from Adviser (Note 4)	13,480
Prepaid expenses	24,543
Total assets	6,228,150

LIABILITIES
Payables
Securities purchased	59,077
Due to custodian	13,044
Administration and fund accounting fees	13,838
Audit fees	16,400
Transfer agent fees and expenses	5,016
Reports to shareholders	150
Legal fees	1,310
Trustee fees and expenses	300
Custody fees	7,172
Chief Compliance Officer fee	2,583
Accrued expenses	319
Total liabilities	119,209

NET ASSETS	$6,108,941

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	546,884

Net asset value, redemption price and offering price per share	$11.17

COMPONENTS OF NET ASSETS
Paid-in capital	$5,499,021
Accumulated net investment income	145,376
Accumulated net realized gain on investments and foreign currency	226,695
Net unrealized appreciation/(depreciation) on:
Investments	238,085
Foreign currency	(236)
Net unrealized appreciation on investments and foreign currency	237,849
Total net assets	$6,108,941

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENT OF OPERATIONS
For the Period Ended October 31, 2017

February 28, 2017*
through
October 31, 2017
NET INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $5,550)	$160,258
Total income	160,258

Expenses
Administration and fund accounting fees (Note 4)	55,402
Advisory fees (Note 4)	30,412
Custody fees (Note 4)	26,634
Transfer agent fees and expenses (Note 4)	19,471
Audit fees	16,400
Chief Compliance Officer fees (Note 4)	10,334
Trustee fees and expenses	7,741
Legal fees	2,400
Miscellaneous	1,287
Registration fees	1,153
Insurance expense	879
Shareholder reporting	150
Total expenses before reimbursement from Adviser	172,263
Less: advisory fees waived and expenses reimbursed by Adviser (Note 4)	(134,628)
Net expenses	37,635
Net investment income	122,623

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on transactions from:
Investments	241,092
Foreign currency	7,377
Net change in unrealized appreciation/(depreciation) on:
Investments	238,085
Foreign currency	(236)
Net realized and unrealized gain on investments and foreign currency	486,318

Net increase in net assets resulting from operations	$608,941

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
STATEMENT OF CHANGES IN NET ASSETS

February 28, 2017*
through
NET INCREASE/(DECREASE) IN NET ASSETS FROM:	October 31, 2017
OPERATIONS
Net investment income	$122,623
Net realized gain on transactions from:
Investments	241,092
Foreign currency	7,377
Net change in unrealized appreciation/(depreciation) on:
Investments	238,085
Foreign currency	(236)
Net increase in net assets resulting from operations	608,941

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,500,000
Net increase in net assets resulting from capital share transactions	5,500,000

Total increase in net assets	6,108,941

NET ASSETS
Beginning of period	-

End of period	$6,108,941
Accumulated net investment income	$145,376

CHANGES IN SHARES OUTSTANDING
Shares sold	546,884
Net increase in shares outstanding	546,884

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

	For the Period
	February 28, 2017*
	through
	October 31, 2017

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.22
Net realized and unrealized gain on investments and foreign currency	0.95
Total from investment operations	1.17

Paid-in capital from redemption fees	-

Net asset value, end of period	$11.17

Total return	11.70	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$6,109
Ratio of net expenses to average net assets:
Before fee waivers and expense reimbursement	4.53	%++
Before fee waivers and expense reimbursement	0.99	%++
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.32	%)++
Before fee waivers and expense reimbursement	3.22	%++
Portfolio turnover rate	51.11	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.
The accompanying notes are an integral part of these financial statements.

First State Global Listed Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS at October 31, 2017

NOTE 1 - ORGANIZATION

The First State Global Listed Infrastructure Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The investment objective of the Fund is to seek to achieve growth of capital and inflation-protected income.  The Fund currently offers Class I shares which commenced operations on February 28, 2017.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Foreign Securities: The Fund may invest up to 75% of its net assets in securities of foreign companies, including but not limited to depositary receipts.  Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

E.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended October 31, 2017, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
$22,753	$(21,774)	$(979)

G.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

H.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the period ended October 31, 2017, the Fund did not collect redemption fees.

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of October 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.   These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (“NYSE”) (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its net asset value per share, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  All assets denominated in foreign currency will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

For foreign securities traded on foreign exchanges, the Trust has selected ICE Data Services’ Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the fair value hierarchy. First State Investments (US) LLC (the “Adviser”) anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.

These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2017:

	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$565,135	$64,535	$-	$629,670
Industrials	689,221	1,552,565	-	2,241,786
Utilities	1,731,091	829,640	-	2,560,731
Total Common Stocks	2,985,447	2,446,740	-	5,432,187
MLP Investments	241,652	-	-	241,652
REITS	349,659	-	-	349,659
Total Investments in Securities	$3,576,758	$2,446,740	$-	$6,023,498

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at October 31, 2017, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the period ended October 31, 2017.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended October 31, 2017, the Adviser provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets.  The Adviser has delegated the day-to-day investment management of the Fund to Colonial First State Asset Management (Australia) Limited (the “Sub-Adviser”).  The Sub-Adviser is compensated by the Adviser from the management fees paid to the Adviser.  The sub-advisory fee to be received by the Sub-Adviser is 0.60% of average daily net assets.  The percentage of compensation the Sub-Adviser receives from the Adviser is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.  For the period ended October 31, 2017, the Fund incurred $30,412 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) to 1.09% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended October 31, 2017, the Adviser reduced its fees and reimbursed fund expenses in the amount of $134,628.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $134,628 at October 31, 2017.  The expense limitation will remain in effect through at least February 27, 2018, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses subject to recapture of $134,628 will expire as follows:

Expiration	Amount
10/31/2020	$134,628

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

For the period ended October 31, 2017, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$55,402
Transfer Agency (excludes out-of-pocket expenses)	16,014
Custody	26,634
Chief Compliance Officer	10,334

At October 31, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$13,838
Transfer Agency (excludes out-of-pocket expenses)	4,004
Custody	7,172
Chief Compliance Officer	2,583

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended October 31, 2017, the Fund did not accrue shareholder servicing fees.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,415,718 and $2,861,610, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund made no distributions during the period ended October 31, 2017.

As of October 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$5,854,193
Gross unrealized appreciation	$406,161
Gross unrealized depreciation	(175,562)
Net unrealized appreciation	230,599
Net unrealized depreciation on foreign currency	(236)
Undistributed ordinary income	379,407
Undistributed long-term capital gain	150
Total distributable earnings	379,557
Other accumulated gains/(losses)	-
Total accumulated earnings/(losses)	$609,920

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

●
Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

●
Concentration Risk.  Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

●
Emerging Markets Risk.  Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.

●
Stapled Securities Risk.   A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are "stapled" together and treated as a unit at all times, including for transfer or trading.  The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

●
Real Estate Investment Trust (REIT) Risk.  Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

●
Limited Partnership and MLP Risk.  Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock.  Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Certain tax risks are associated with an investment in units of limited partnerships.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments.  In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

First State Global Listed Infrastructure Fund

Expense Example – at October 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/17 – 10/31/17).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.09% of the Fund’s average daily net assets per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/17	10/31/17	5/1/17 – 10/31/17

Actual	$1,000.00	$1,069.90	$5.01

Hypothetical	$1,000.00	$1,020.37	$4.89
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
First State Global Listed Infrastructure Fund

We have audited the accompanying statement of assets and liabilities of the First State Global Listed Infrastructure Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2017, and the related statement of operations, the statement of changes in net assets and financial highlights for the period February 28, 2017 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First State Global Listed Infrastructure Fund as of October 31, 2017, and the related statement of operations, the statements of changes in net assets and financial highlights for the period February 28, 2017 (commencement of operations) to October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2017

First State Global Listed Infrastructure Fund

NOTICE TO SHAREHOLDERS at October 31, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5040 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-898-5040.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-898-5040.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
Portfolios
		Term of		in Fund	Other
		Office and		Complex	Directorships
	Position	Length of	Principal Occupation	Overseen	Held During
Name, Address	Held with	Time	During Past Five	by	Past Five
and Age	the Trust	Served	Years	Trustee(2)	Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 71)		term; since	Gamma Delta Housing		Advisors Series
615 E. Michigan Street		March 2014.	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202			housing management)		not affiliated
			(2012 to present);		with the Fund);
			Trustee and Chair		Independent
			(2000 to 2012), New		Trustee from
			Covenant Mutual		1999 to 2012,
			Funds (1999 to 2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha		(an open-end
			Gamma Delta		investment
			Foundation		company with 4
			(philanthropic		portfolios).
organization) (2005 to
2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 57)		term*; since	Managing Director and		Advisors Series
615 E. Michigan Street		March 2017.	Vice President, Jensen		Trust (for series
Milwaukee, WI 53202			Investment		not affiliated
			Management, Inc. (a		with the Fund).
privately-held
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 83)	of the	term; since	President, Hotchkis		Advisors Series
615 E. Michigan Street	Board and	May 2002.	and Wiley Funds		Trust (for series
Milwaukee, WI 53202	Trustee		(mutual funds) (1985		not affiliated
			to 1993).		with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 58)		term*; since	Group, Inc. (financial		Advisors Series
615 E. Michigan Street		January 2016.	consulting firm) (1998		Trust (for series
Milwaukee, WI 53202			to present).		not affiliated
with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010 to
2016.

Interested Trustee
Number of
Portfolios
		Term of		in Fund	Other
		Office and		Complex	Directorships
	Position	Length of	Principal Occupation	Overseen	Held During
Name, Address	Held with	Time	During Past Five	by	Past Five
and Age	the Trust	Served	Years	Trustee(2)	Years(3)
Joe D. Redwine(4)	Interested	Indefinite term;	Retired; formerly	1	Trustee, Advisors
(age 70)	Trustee	since September	President, CEO,		Series Trust (for
615 E. Michigan Street		2008.	U.S. Bancorp		series not
Milwaukee, WI 53202			Fund Services,		affiliated with the
			LLC (May 1991		Fund).
to July 2017);
formerly,
Manager, U.S.
Bancorp Fund
Services, LLC
(1998 to July
2017).

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Douglas G. Hess	President, Chief Executive	Indefinite term;	Senior Vice President,
(age 50)	Officer and Principal	since June	Compliance and
615 E. Michigan Street	Executive Officer	2003.	Administration, U.S. Bancorp
Milwaukee, WI 53202			Fund Services, LLC
(March 1997 to present).

Cheryl L. King	Treasurer and Principal	Indefinite term;	Vice President, Compliance
(age 56)	Financial Officer	since December	and Administration, U.S.
615 E. Michigan Street		2007.	Bancorp Fund Services, LLC
Milwaukee, WI 53202			(October 1998 to present).

Kevin J. Hayden	Assistant	Indefinite term;	Assistant Vice President,
(age 46)	Treasurer	since	Compliance and
615 E. Michigan Street		September	Administration, U.S. Bancorp
Milwaukee, WI 53202		2013.	Fund Services, LLC (June
2005 to present).

Michael L. Ceccato	Vice President, Chief	Indefinite term;	Senior Vice President, U.S.
(age 60)	Compliance Officer and	since	Bancorp Fund Services, LLC
615 E. Michigan Street	AML Officer	September	and Vice President, U.S.
Milwaukee, WI 53202		2009.	Bank N.A. (February 2008 to
present).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term;	Senior Vice President and
(age 52)		since	Counsel, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (May 2006 to
Milwaukee, WI 53202		2015.	present).

Emily R. Enslow, Esq.	Assistant	Indefinite term;	Assistant Vice President,
(age 30)	Secretary	since	U.S. Bancorp Fund Services,
615 E. Michigan Street		September	LLC (July 2013 to present);
Milwaukee, WI 53202		2015.	Proxy Voting Coordinator
and Class Action
Administrator, Artisan
Partners Limited Partnership
(September 2012 to July
2013); Legal Internship,
Artisan Partners Limited
Partnership (February 2012
to September 2012); J.D.
Graduate, Marquette
University Law School (2009
to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2017, the Trust was comprised of 45 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5040.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5040 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

First State Global Listed Infrastructure Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
First State Investments (US) LLC
10 East 53rd Street, 21st Floor
New York, New York 10022

Investment Sub-Adviser
Colonial First State Asset Management (Australia) Limited
Darling Park, Tower 1
201 Sussex Street
Sydney, NSW 2000
Australia

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-888-898-5040.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 10/31/2017
Audit Fees	$13,000
Audit-Related Fees	N/A
Tax Fees	$3,500
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 10/31/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

 Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date    1/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date    1/8/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date    1/8/18

* Print the name and title of each signing officer under his or her signature.